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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported):   October 2, 1996




                            MORGAN STANLEY GROUP INC.
             (Exact name of registrant as specified in its charter)

             Delaware                    1-9085                 13-2838811

(State or other jurisdiction of     (Commission File      (I.R.S. Employer
incorporation or organization)      Number)               Identification Number)

                     1585 Broadway, New York, New York 10036
           (Address of principal executive offices including zip code)



       Registrant's telephone number, including area code: (212) 761-4000


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ITEM 5.  OTHER EVENTS

         Attached and incorporated herein by reference as Exhibit 99 is a press release (a) summarizing the financial results of Morgan Stanley Group Inc. (the "Company") for the three-month and nine-month periods ended August 31, 1996 and 1995, (b) announcing the declaration by the Company's Board of Directors of a quarterly cash dividend of 17.5 cents per common share, and (c) announcing a transition in senior management responsibilities.

 .


ITEM 7(C).  EXHIBITS

99. Press release dated October 2, 1996 (a) summarizing the financial results of the Company for the three-month and nine-month periods ended August 31, 1996 and 1995, (b) announcing the declaration by the Company's Board of Directors of a quarterly cash dividend, and (c) announcing a transition in senior management responsibilities.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             MORGAN STANLEY GROUP INC.
                                             -------------------------
                                             Registrant




                                              /s/ Patricia A. Kurtz
                                             -------------------------
                                             Patricia A. Kurtz
                                             Assistant Secretary




Date:  October 2, 1996
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                                Index to Exhibits

Exhibit No.         Description

99. Press release dated October 2, 1996 (a) summarizing the financial results of the Company for the three-month and nine-month periods ended August 31, 1996 and 1995, (b) announcing the declaration by the Company's Board of Directors of a quarterly cash dividend, and (c) announcing a transition in senior management responsibilities.